UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

AB MULTI-MANAGER ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2024

Date of reporting period: September 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.23

SEMI-ANNUAL REPORT

AB MULTI-MANAGER ALTERNATIVE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SEMI-ANNUAL REPORT

November 15, 2023

This report provides certain performance data for the AB Multi-Manager Alternative Fund (the “Fund”) for the semi-annual reporting period ended September 30, 2023.

The Fund’s investment objective is to seek long-term capital appreciation.

RETURNS AS OF SEPTEMBER 30, 2023 (unaudited)

	6 Months	12 Months

AB MULTI-MANAGER ALTERNATIVE FUND	1.61%	3.32%

Benchmark: HFRI FOF Composite Index	2.22%	4.77%

MSCI World Index (net)	3.13%	21.95%

Bloomberg US Aggregate Bond Index	-4.05%	0.64%

INVESTMENT RESULTS

The table above provides performance data for the Fund and its benchmark, the HFRI Fund of Funds Composite Index (“HFRI FOF”), for the six- and 12-month periods ended September 30, 2023. The table also includes the performance of the Morgan Stanley Capital International (“MSCI”) World Index (net) and the Bloomberg US Aggregate Bond Index.

For the six-month period, the Fund underperformed the HFRI FOF and the MSCI World Index (net) but outperformed the Bloomberg US Aggregate Bond Index. The Fund’s underperformance, relative to the benchmark, was driven by Event Driven allocation. Event Driven Underlying Portfolios was the primary detractor, as a result of losses from an underlying portfolio’s positions in event equity and distressed credit. The Credit/Distressed strategy also negatively impacted performance, while Multi-Strategy and Long/Short Equity allocations contributed to performance.

For the 12-month period, the Fund underperformed the HFRI FOF and the MSCI World Index (net) but outperformed the Bloomberg US Aggregate Bond Index. Underperformance was a result of an allocation to Event Driven strategy, which was impacted by heightened regulatory risks around the completion of mergers and acquisitions. The largest contributors were Multi-Strategy and Long/Short Equity funds, which benefited from a strong bull market for global equities in general and exposures to emerging markets in particular, such as India and China, as well as global TMT stocks.

The Fund used currency forwards for hedging purposes, which had no material impact during either period. Total return swaps were used for investment purposes, which detracted from absolute performance for both periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose and emerging-market stocks declined during the six-month period ended September 30, 2023. Global markets rallied but experienced bouts of volatility, as central banks—led by the US Federal Reserve (the “Fed”)—began to pause or lower rate hikes. Lingering concerns from the collapse of select US regional banks and the threat of a US government default weighed on results early in the period. China’s reopening impulse initially benefited equity markets, but its effect quickly deteriorated—especially in emerging markets—as China’s economic recovery stalled. Toward the end of the period, equity markets pulled back as investors reacted to rising bond yields and hawkish commentary from the Fed that emphasized its intention to hold interest rates higher for longer, given mostly resilient economic growth and sticky inflation. Concern over a broadening United Auto Workers strike, the looming risk of a US government shutdown later in the year and some signs of weaker consumer spending also weighed on sentiment. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by a technology-sector rally—especially among companies closely related to artificial intelligence technologies. Large-cap stocks rose in absolute terms and outperformed small-cap stocks, which declined.

Fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation and economic growth. US Treasury yields jumped higher at the end of the period after the Fed adjusted its quarterly expectations of interest rates to be higher for longer. Other developed-market treasury yields rose in tandem. Most major developed-market central banks started to reduce the size of interest-rate hikes and pause future hikes. Headline inflation slowed, indicating that the end of the developed-market hiking cycle is clearly in sight. Government bond returns fell overall—with losses in all major markets except Japan. In corporate credit risk sectors, investment-grade corporate bonds outperformed the returns of global developed-market treasuries—with US and eurozone investment-grade corporates outperforming their respective treasury markets. Developed-market high-yield corporate bonds had positive returns and outperformed government bonds by a substantial margin. High-yield corporates significantly outperformed respective treasury markets in the US and eurozone. Emerging-market local-currency bonds outperformed developed-market treasuries even as the US dollar gained on most currencies during the period. Hard-currency sovereign bonds hedged to the US dollar posted a minor decline, while emerging-market corporate bonds had positive results overall.

During this period the Fund’s Senior Investment Management Team (the “Team”) selectively added exposure expected to benefit from a backdrop of higher interest rates and increased dispersion within equity markets. These new underlying fund investments were made across our allocations

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to Equity Long Short, Credit and Global Macro. In each case the funds selected have displayed asymmetric return profiles while also exhibiting downside preservation over their long-term track records. The Team simultaneously reduced exposure to underlying funds exhibiting declining levels of alpha (a measure of how the [Fund] is performing on a risk-adjusted basis versus its benchmark) production while being more susceptible to market volatility.

INVESTMENT POLICIES

There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in a diversified portfolio of private investment vehicles commonly referred to as hedge funds (“Underlying Portfolios”). The Fund will invest primarily in Underlying Portfolios pursuing the following strategies: Long/Short Equity, Event Driven, Credit/Distressed, Global Macro and Multi-Strategy. For more information on these strategies, please see “Consolidated Portfolio of Investments” on pages 9-14. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4-6 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Consolidated Financial Statements on pages 33-37.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The HFRI FOF Composite Index is an equal-weighted performance index that includes over 650 constituent funds of hedge funds that report their monthly net-of-fee returns to Hedge Fund Research, have at least $50 million under management and have been actively trading for at least 12 months. Returns of the Index are subject to subsequent revision. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word about Risk

An investment in the Fund’s shares involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed below occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

Investment in this Fund is highly speculative and involves substantial risk, including loss of principal, and therefore may not be suitable for all investors.

General Risk Factors: Underlying Portfolios and the Fund’s direct investments may exhibit high volatility, and investors may lose all or substantially all of their investment. Investments by Underlying Portfolios and the Fund in illiquid assets and foreign markets and the use of short sales,

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DISCLOSURES AND RISKS (continued)

options, leverage, futures, swaps and other derivative instruments may create special risks and substantially increase the impact and likelihood of adverse price movements. Interests in Underlying Portfolios are subject to limitations on transferability and are illiquid, and no secondary market for interests typically exists or is likely to develop. Underlying Portfolios are typically not registered with securities regulators and are therefore generally subject to little or no regulatory oversight. Performance compensation payable to an Underlying Portfolio investment advisor may create an incentive to make riskier or more speculative investments. Underlying Portfolios typically charge higher fees than many other types of investments, which can offset trading profits, if any. There can be no assurance that any Underlying Portfolio will achieve its investment objectives.

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Tax Risks: The Fund intends to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. However, in order to qualify as a RIC and also to avoid having to pay an “excise tax,” the Fund will be subject to certain limitations on its investments and operations, including a requirement that a specified proportion of its income come from qualifying sources, an asset diversification requirement and minimum distribution requirements. Satisfaction of the various requirements requires significant support and information from the Underlying Portfolios, and such support and information may not be available, sufficient, verifiable, or provided on a timely basis.

Limited Liquidity: The Fund’s shares are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer. Although the Fund has offered to repurchase shares on a quarterly basis, such periodic repurchase offers are at the sole discretion of the Fund’s Board of Trustees, and there is no assurance that these repurchase offers will continue. It will normally be four to six months between the time an investor tenders shares for repurchase (i.e., requests that the Fund repurchase shares as part of a repurchase offer) and the investor’s receipt of any cash proceeds associated with the repurchase.

Fund of Funds Considerations: The Fund will have no control rights over and limited transparency into the investment programs of the Underlying Portfolios in which it invests. In valuing the Fund’s holdings, the Investment Manager will generally rely on financial information provided by

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DISCLOSURES AND RISKS (continued)

Underlying Portfolios, which may be unaudited, estimated and/or may not involve third parties. The Fund’s investment opportunities may be limited as a result of withdrawal terms or anticipated liquidity needs (e.g., withdrawal restrictions imposed by underlying hedge funds may delay, preclude or involve expense in connection with portfolio adjustments by the Investment Manager).

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2023 (unaudited)

NAV Returns

1 Year	3.32%

5 Years	3.62%

10 Years	2.78%

Performance assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

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PORTFOLIO SUMMARY

September 30, 2023 (unaudited)

Net Assets ($mil): $1,153.8

1

The Fund’s portfolio strategy breakdown is based on the Investment Manager’s internal classification and is expressed as a percentage of total investment exposure, including exposure from derivatives (see “Consolidated Portfolio of Investments” section of the report for additional details).

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CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2023 (unaudited)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Multi-Strategy
Atlas Enhanced Fund, Ltd.	48,500	$49,425,086	4.3%	Quarterly
Elliott International Limited	48,815	101,662,511	8.8	Quarterly
Hudson Bay International Fund, Ltd.	54,803	59,133,421	5.1	Quarterly
LMR Multi-Strategy Fund Limited	206,673	50,888,927	4.4	Quarterly
Millennium International, Ltd.	34,595	38,886,949	3.4	Quarterly
Point72 Capital International, Ltd.	581,138	84,194,428	7.3	Quarterly
Schonfeld Strategic Partners Offshore Fund, Ltd.	39,700	55,469,903	4.8	Monthly

Total		439,661,225	38.1

Global Macro
Alphadyne International Fund, Ltd.	34,559	52,630,371	4.6	Quarterly
Brevan Howard Alpha Strategies Fund Limited	481,178	58,540,124	5.1	Quarterly
Capula Tactical Macro Fund Limited	255,246	28,493,923	2.5	Monthly
GreshamQuant – ACAR Fund, Ltd.	13,000	12,017,827	1.0	Quarterly
John Street Systematic Fund Limited	121,016	26,073,214	2.3	Monthly
LMR Alpha Rates Trading Fund Limited	230,000	23,069,460	2.0	Quarterly
The Tudor BVI Global Fund, Ltd.	347	77,954,959	6.7	Quarterly

Total		278,779,878	24.2

Long/Short Equity
Coatue Offshore Fund, Ltd.	34,325	5,127,368	0.4	Quarterly
Janchor Partners Pan-Asian Fund	174,396	24,870,302	2.2	Triennially
JAT Capital Offshore Fund, Ltd.	23,000	22,796,627	2.0	Quarterly
Nokota LC, LLC	1,138	193,305	0.0	At Fund’s Discretion
PFM Healthcare Offshore Fund, Ltd.	344	228,701	0.0	At Fund’s Discretion

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Schonfeld Fundamental Equity Offshore Fund, Ltd.	24,927	$34,222,701	3.0%	Quarterly
TCIM Offshore Fund, Ltd.	22,000	21,465,850	1.9	Monthly
The Children’s Investment Fund	104,651	23,598,818	2.0	Biennial
Think Investments Offshore Ltd.	11,660	35,025,133	3.0	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	20,060	34,266,062	3.0	Quarterly

Total		201,794,867	17.5

Credit/Distressed
Claren Road Credit Fund, Ltd.	43,894	45,256,282	3.9	Quarterly
Cross Ocean GSS Offshore Feeder LP	23,000	23,345,828	2.0	Quarterly
King Street Capital, Ltd.	15,659	1,807,070	0.2	At Fund’s Discretion
LMR CCSA Fund Limited	185,763	22,690,632	2.0	Quarterly
Readystate Offshore Fund, Ltd.	23,000	23,490,593	2.0	Quarterly
Theorem Prime+ Yield Fund Offshore LP	20,000	17,944,625	1.6	Quarterly

Total		134,535,030	11.7

Event Driven
Antara Capital Offshore Fund, Ltd.	37,848	28,634,255	2.5	Quarterly
Lion Point International, Ltd.	2,024	4,533,582	0.4	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,317	2,253,530	0.2	At Fund’s Discretion
Senator Global Opportunity Offshore Fund, Ltd.	4,726	5,518,244	0.5	Quarterly
Senator Global Opportunity Offshore Fund II, Ltd.	7,031	8,743,656	0.7	Quarterly

Total		49,683,267	4.3

Total Underlying Portfolios (cost $892,861,811)		1,104,454,267	95.8

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	Fair Value ($)	% Net Assets

Common Stocks
Merger Arbitrage
Abcam PLC (Sponsored ADR)(a)	78,902	$1,785,552	0.1%
Activision Blizzard, Inc.(a)	23,531	2,203,208	0.2
Albertsons Companies, Inc. – Class A(a)	81,976	1,864,954	0.2
Amedisys, Inc.(a)	10,926	1,020,488	0.1
American National Bankshares, Inc.(a)	9,363	355,232	0.0
Avantax, Inc.(a)	3,575	91,448	0.0
Avid Technology(a)	6,614	177,718	0.0
Cambridge Bancorp(a)	2,948	183,631	0.0
Capri Holdings, Ltd.(a)	31,905	1,678,522	0.1
Chase Corp.(a)	61	7,761	0.0
Contra Chinook Therape(a)(b)(c)	37,922	4	0.0
Denbury, Inc.(a)	19,888	1,949,223	0.2
Gresham House PLC(a)	3,869	50,293	0.0
Heritage-Cystal Clean, Inc.(a)	2,829	128,295	0.0
Horizon Pharma PLC(a)	16,079	1,860,179	0.2
Hostess Brands, Inc.(a)	21,915	729,989	0.1
Intercept Pharmaceuticals, Inc.(a)	64,803	1,201,448	0.1
iRobot Corp.(a)	11,960	453,284	0.0
Lakeland Bancorp., Inc.(a)	19,683	248,399	0.0
National Instruments Corp.(a)	33,148	1,976,284	0.2
New Relic, Inc.(a)	6,559	561,582	0.0
PNM Resources, Inc.(a)	42,304	1,887,181	0.2
Seagen, Inc.(a)	8,530	1,809,639	0.2
Sovos Brands, Inc.(a)	27,627	622,989	0.1
Spirit Airlines, Inc.(a)	68,383	1,128,319	0.1
Splunk, Inc.(a)	11,995	1,754,269	0.1
Triton International, Ltd.(a)(b)(c)	11,938	982,600	0.1
Veritiv Corp.(a)	1,629	275,138	0.0
VMWare Inc. – Class A(a)	13,093	2,179,723	0.2
Westrock Co.(a)	39,797	1,424,733	0.1

Total Common Stocks (cost $29,399,282)		30,592,085	2.6

Total Investments (cost $922,261,093)		1,135,046,352	98.4
Other assets less liabilities		18,733,976	1.6

Net Assets		$1,153,780,328	100.0%

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	CAD	1,323	USD	972	10/27/2023	$7,003
State Street Bank & Trust Co.	USD	980	CAD	1,327	10/27/2023	(1,818)

						$5,185

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
New Relic, Inc.	OBFR plus 0.40%	Maturity	USD	7	05/20/2027	$4,424
Goldman Sachs International
Amedisys, Inc.	SOFR plus 0.35%	Maturity	USD	132	07/15/2025	121,804
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	42	07/15/2025	51,837
Emis Group PLC	SONIA plus 0.35%	Maturity	GBP	66	07/15/2025	81,043
Majorel Group Luxembourg SA	ESTR plus 0.35%	Maturity	EUR	14	07/15/2025	10,659
NeoGames SA	SOFR plus 0.35%	Maturity	USD	3	07/15/2025	(3,663)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	8	07/15/2025	9,528
Morgan Stanley Capital Services LLC
American Equity Investment Life Holding Co.	FedFundEffective plus 0.38%	Maturity	USD	5	10/18/2023	(2,134)
Christian Hansen Holding	1 Month CIBOR	Maturity	DKK	1,895	10/18/2023	(269,039)
Lakeland Bancorp, Inc.	FedFundEffective plus 0.38%	Maturity	USD	75	10/18/2023	(86,092)

Pay Total Return on Reference Obligation
Bank of America, NA
Atlantic Union Bankshares Corp.	OBFR minus 1.25%	Maturity	USD	8	05/20/2027	9,496
Eastern Bankshares, Inc.	OBFR minus 0.29%	Maturity	USD	1	05/20/2027	(606)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	186	05/20/2027	(176,537)
Goldman Sachs International
J.M. Smucker Co. (The)	SOFR minus 0.31%	Maturity	USD	6	07/15/2025	5,826
Smurfit Kappa Group PLC	SOFR minus 0.45%	Maturity	USD	64	07/15/2025	65,949

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA
Provident Financial Services	OBFR minus 0.29%	Maturity	USD	167		08/12/2024	$182,495
Morgan Stanley Capital Services LLC
Broadcom, Inc.	FedFundEffective minus 0.29%	Maturity	USD	329		10/18/2023	(307,792)
Brookfield Asset Management, Ltd.	FedFundEffective minus 5.03%	Maturity	USD	0	**	10/18/2023	549
Brookfield Infrastructure Partners LP	FedFundEffective minus 5.03%	Maturity	USD	29		10/18/2023	35,512
Novozymes A/S	1 Month CIBOR minus 0.40%	Maturity	DKK	2,034		10/18/2023	286,835

							$20,094

**	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Multi-Strategy Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 – 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Global Macro Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 30 – 90 day redemption notice periods. Certain Underlying Portfolios have lock up periods of up to one year.

Long/Short Equity Underlying Portfolios seek to buy securities with the expectation that they will increase in value (“going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Credit/Distressed Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 30 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to 18 months.

Event Driven Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

Currency Abbreviations:

CAD – Canadian Dollar

DKK – Danish Krona

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

CIBOR – Copenhagen Interbank Offered Rate

ESTR – Euro Short Term Rate

FedFundEffective – Federal Funds Effective Rate

OBFR – Overnight Bank Funding Rate

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

September 30, 2023 (unaudited)

Assets
Investments in securities, at value (cost $922,261,093)	$1,135,046,352
Cash	17,520,198
Cash collateral due from broker	906,108
Foreign currencies, at value (cost $29,536)	27,862
Investments in Underlying Portfolios paid in advance (see Note A2)	22,000,000
Receivable for investments sold	1,256,104
Unrealized appreciation on total return swaps	865,957
Affiliated dividends receivable	16,309
Unrealized appreciation on forward currency exchange contracts	7,003
Other assets	454,884

Total assets	1,178,100,777

Liabilities
Payable for shares of beneficial interest redeemed	12,249,458
Subscriptions received in advance	7,474,000
Credit facility payable	2,191,052
Management fee payable	967,393
Unrealized depreciation on total return swaps	845,863
Administrative fee payable	199,253
Transfer Agent fee payable	19,357
Directors’ fees payable	11,278
Unrealized depreciation on forward currency exchange contracts	1,818
Accrued expenses	360,977

Total liabilities	24,320,449

Net Assets	$1,153,780,328

Composition of Net Assets
Shares of beneficial interest, at par	$101,810
Additional paid-in capital	1,115,900,276
Distributable earnings	37,778,242

Net Assets	$1,153,780,328

Shares of beneficial interest outstanding—unlimited shares authorized, with par value of $.001 (based on 101,810,444 shares outstanding)	$11.33

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended September 30, 2023 (unaudited)

Investment Income
Dividends—Affiliated issuers		$907,944

Expenses
Management fee (see Note B)	$5,704,427
Custody and accounting	244,518
Administrative	187,325
Registration fees	126,161
Transfer agency	114,089
Credit facility fees	85,740
Audit and tax	66,848
Legal	54,173
Trustees’ fees	39,548
Printing	15,073
Miscellaneous	166,042

Total expenses before interest expense	6,803,944
Interest expense	285

Total expenses	6,804,229
Less: expenses waived and reimbursed by the Investment Manager (see Note B)	(16,149)

Net expenses		6,788,080

Net investment loss		(5,880,136)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		30,062,676
Forward currency exchange contracts		(3,982)
Swaps		(2,282,551)
Foreign currency transactions		4,153
Net change in unrealized appreciation (depreciation) of:
Investments		(6,717,584)
Forward currency exchange contracts		5,185
Swaps		2,430,284
Foreign currency denominated assets and liabilities		(1,713)

Net gain on investment and foreign currency transactions		23,496,468

Net Increase in Net Assets from Operations		$17,616,332

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (unaudited)		Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,880,136)		$(11,178,492)
Net realized gain on investment and foreign currency transactions	27,780,296		26,019,249
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(4,283,828)		(2,654,594)
Contributions from Affiliates (see Note B)	– 0	–	756

Net increase in net assets from operations	17,616,332		12,186,919
Distribution to Shareholders	– 0	–	(58,579,561)
Transactions in Shares of Beneficial Interest
Net increase (see Note D)	26,739,768		106,512,193

Total increase	44,356,100		60,119,551
Net Assets
Beginning of period	1,109,424,228		1,049,304,677

End of period	$1,153,780,328		$1,109,424,228

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended September 30, 2023 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$17,616,332
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of Underlying Portfolio shares	$(191,516,821)
Purchases of short-term investments	(119,460,496)
Sales of Underlying Portfolio shares	143,443,170
Proceeds from disposition of short-term investments	130,034,832
Net realized gain on investment transactions and foreign currency transactions	(27,780,296)
Net realized loss on forward currency exchange contracts	(3,982)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	4,283,828
Increase in receivable for investments sold	(113,251)
Decrease in affiliated dividends receivable	27,491
Increase in investments in Underlying Portfolios paid in advance	(12,500,000)
Increase in other assets	(454,884)
Decrease in cash collateral due from broker	8,706,892
Decrease in cash collateral due to broker	(338,730)
Increase in credit facility payable	2,191,052
Increase in management fee payable	28,279
Increase in administrative fee payable	14,890
Decrease in Transfer Agent fee payable	(17,715)
Increase in Directors’ fee payable	11,278
Increase in accrued expenses	92,830
Payments on swaps, net	(2,277,818)

Total adjustments		(65,629,451)

Net cash provided by (used in) operating activities		(48,013,119)
Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	55,363,145
Redemptions, net of payable for shares of beneficial interest redeemed	(34,208,490)

Net cash provided by (used in) financing activities		21,154,655
Effect of exchange rate on cash		2,440

Net decrease in cash		(26,856,024)
Cash at beginning of period		44,404,084

Cash at end of period		$17,548,060

Supplemental disclosure of cash flow information
Interest expense paid during the period	$285

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. As part of the Fund’s investment strategy, the Fund may seek to gain exposure to commodities and commodities-related instruments and derivatives through investments in AB Multi-Manager Alternative Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on September 21, 2018. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. As of September 30, 2023, net assets of the Fund were $1,153,780,328, of which $160,501, or less than 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fund’s valuation policies and the mechanisms and processes to be employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Underlying Portfolio represents the amount that the Fund could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that an Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that AllianceBernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the consolidated financial statements.

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Investment Manager serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Investment Manager is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Investment Manager will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Investment Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Investment Manager. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2023:

Investments in Securities:	Level 1		Level 2			Level 3		Total
Assets:
Common Stocks	$29,609,481		$	– 0	–	$982,604		$30,592,085
Investments valued at NAV								1,104,454,267

Total Investments in Securities	29,609,481			– 0	–	982,604		1,135,046,352
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts	– 0	–		7,003		– 0	–	7,003
Total Return Swaps	– 0	–		865,957		– 0	–	865,957
Liabilities:
Forward Currency Exchange Contracts	– 0	–		(1,818)		– 0	–	(1,818)
Total Return Swaps	– 0	–		(845,863)		– 0	–	(845,863)

Total	$29,609,481			$25,279		$982,604		$1,135,071,631

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

2. Cash Committed

As of September 30, 2023, the Fund has committed to purchase the following Underlying Portfolios for effective date October 1, 2023:

Underlying Portfolios	Amount Committed
TCIM Offshore Fund Ltd.	$4,000,000
Cross Ocean GSS Offshore Feeder LP.	6,000,000
JAT Capital Offshore Fund, Ltd.	6,000,000
Readystate Offshore Fund, Ltd.	6,000,000

$22,000,000

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

For federal tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation (“CFC”) under the Code and its taxable income is included in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods. The CFC has a taxable fiscal year end of March 31st.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date or effective date. Investment gains and losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Expenses

Expenses included in the accompanying consolidated statement of operations do not include any expenses of the Underlying Portfolios.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month.

Under a separate Administrative Reimbursement Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the six months ended September 30, 2023, the Fund reimbursed the Investment Manager under the Administrative Reimbursement Agreement in the amount of $187,325.

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”) and AllianceBernstein Investments, Inc. (“ABI”), each an affiliate of the Investment Manager, have been selected as distributors of the Fund under Distribution Services Agreements. The Distribution Services Agreements do not call for any payments to be made to Bernstein or ABI by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $114,089 for the six months ended September 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Investment Manager had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Investment Manager has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2023, such waiver amounted to $16,149.

A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2023 is as follows:

Fund	Market Value 3/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/23 (000)			Dividend Income (000)
Government Money Market Portfolio	$10,574	$119,460	$130,034	$	– 0	–	$908

During the year ended March 31, 2023, the Investment Manager reimbursed the Fund $756 for trading losses incurred due to a trade entry error.

NOTE C

Investment Transactions

1. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$191,516,821		$143,498,324
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$228,518,132
Gross unrealized depreciation	(15,707,594)

Net unrealized appreciation	$212,810,538

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended September 30, 2023, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value

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and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2023, the Fund held total return swaps for non-hedging purposes.

The Fund and the Subsidiary typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with their OTC derivative contract counterparties in order to, among other

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

things, reduce their credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the six months ended September 30, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$7,003	Unrealized depreciation on forward currency exchange contracts	$1,818

Equity contracts	Unrealized appreciation on total return swaps	865,957	Unrealized depreciation on total return swaps	845,863

Total		$872,960		$847,681

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(3,982)	$5,185

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(2,282,551)	2,430,284

Total		$(2,286,533)	$2,435,469

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$605,365	(a)
Average principal amount of sale contracts	$1,142,546
Total Return Swaps:
Average notional amount	$26,069,055

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$13,920	$(13,920)	$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs International	346,646	(3,663)	– 0	–	– 0	–	342,983
JPMorgan Chase Bank, NA	182,495	– 0	–	– 0	–	– 0	–	182,495
Morgan Stanley Capital Services LLC	322,896	(322,896)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	7,003	(1,818)	– 0	–	– 0	–	5,185

Total	$872,960	$(342,297)	$	– 0	–	$	– 0	–	$530,663	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$177,143	$(13,920)	$	– 0	–	$	– 0	–	$163,223
Goldman Sachs International	3,663	(3,663)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	665,057	(322,896)	(342,161)	– 0	–	– 0	–
State Street Bank & Trust Co.	1,818	(1,818)	– 0	–	– 0	–	– 0	–

Total	$847,681	$(342,297)	$(342,161)	$	– 0	–	$163,223	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. The Fund or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Investment Manager or the manager of an Underlying Portfolio believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered shares will generally be made by the Fund approximately 45 days following the Valuation Date. If 95% or more of a shareholder’s shares are repurchased, the shareholder will receive an initial payment equal to 95% of the value of the shares and the balance due will be paid promptly after completion of the next audit of the Fund’s financial statements.

Transactions in shares of beneficial interest were as follows for the six months ended September 30, 2023 and March 31, 2023:

	Shares			Amount
	Six Months Ended September 30, 2023 (unaudited)		Year Ended March 31, 2023	Six Months Ended September 30, 2023 (unaudited)		Year Ended March 31, 2023

Shares sold	4,912,525		11,539,602	$54,946,556		$132,394,123

Shares issued in reinvestment of dividends and distributions	– 0	–	4,660,435	– 0	–	51,497,808

Shares redeemed	(2,505,914)		(6,803,924)	(28,206,788)		(77,379,738)

Net increase	2,406,611		9,396,113	$26,739,768		$106,512,193

NOTE E

Risks Involved in Investing in the Fund

The market value of a security held by the Fund or an Underlying Portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary source of funds to repurchase shares will be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. As a secondary strategy, the Fund will also generally make direct investments in securities and other financial instruments. The risks associated with these investments include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

The Underlying Portfolios generally utilize leverage in pursuit of achieving a potentially greater investment return and the Fund may take on additional leverage in connection with its direct investment strategies. The use of leverage exposes an Underlying Portfolio and the Fund to additional risk including (i) greater losses from investments than would otherwise have been the case had the leverage not been used; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

The Underlying Portfolios or the Fund may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States. Such investments may be concentrated in a limited number of countries or regions, which may vary over time. Such investments may subject the Underlying Portfolios and the Fund to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

There is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s or the Underlying Portfolios’ investments and reduce the returns of the Fund. For example, the value of the Fund’s or an Underlying Portfolio’s investments in foreign currency-denominated securities may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s or an Underlying Portfolio’s investments denominated in foreign currencies, positions in foreign currencies themselves may cause the Fund or an Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the interests.

The Fund and the Underlying Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash. This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody.

The Fund or Underlying Portfolio may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Tax Information

The tax character of fiscal year-end distributions for 2023 is based on estimated tax information provided by certain Underlying Portfolios. The character may materially change as the Fund receives final 2022 tax reporting from Underlying Portfolios. The tax character of distributions paid during the fiscal years ended March 31, 2023 and March 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$26,172,034	$40,334,637
Long-term capital gains	32,407,527	3,680,393

Total taxable distributions paid	$58,579,561	$44,015,030

As of March 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,042,841
Undistributed capital gains and other losses	6,101,360
Unrealized appreciation (depreciation)	4,874,277	(a)

Total accumulated earnings (deficit)	$17,018,478

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax treatment of swaps.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2023, the Fund did not have any capital loss carryforwards.

NOTE G

Credit Facility

The Fund is a party to a $30 million revolving credit facility (the “Facility”) intended to provide short term financing, if necessary, subject to certain restrictions in connection with, among other matters, abnormal redemption activity. Borrowings under the Facility are secured by the assets of the Fund. Credit Facility fees are paid by the Fund and are included in the consolidated statement of operations. The Fund had $2,185,000 outstanding from the Facility at September 30, 2023. For the six months ended September 30, 2023, the Fund had borrowings under the Facility as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$1,994,335	$5,500,000	6.84%

*	For 27 days borrowings were outstanding.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended September 30, 2023 (unaudited)		Year Ended March 31,
			2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.16		$ 11.66	$ 12.01	$ 10.62	$ 11.26	$ 11.20

Income From Investment Operations

Net investment loss(a)(b)	(.06)		(.12)	(.14)	(.14)	(.13)	(.13)

Net realized and unrealized gain (loss) on investment transactions	.23		.24	.29	2.25	(.29)	.19

Contributions from Affiliates	– 0	–	.00 (c)	.00 (c)	.00 (c)	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.17		.12	.15	2.11	(.42)	.06

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.28)	(.46)	(.62)	(.06)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.34)	(.04)	(.10)	(.16)	– 0	–

Total dividends and distributions	– 0	–	(.62)	(.50)	(.72)	(.22)	– 0	–

Net asset value, end of period	$ 11.33		$ 11.16	$ 11.66	$ 12.01	$ 10.62	$ 11.26

Total Return

Total investment return based on net asset value(d)	1.61%		1.07%+	1.22%	19.99%	(3.87)%	.54%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,153,780		$1,109,424	$1,049,305	$1,038,013	$904,329	$1,039,586

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)(g)	1.18	%^	1.15%	1.16%	1.17%	1.17%	1.28%

Expenses, before waivers/reimbursements(e)(f)(g)	1.18	%^	1.16%	1.16%	1.18%	1.18%	1.50%

Net investment loss(b)(f)	(1.02	)%^	(1.03)%	(1.16)%	(1.17)%	(1.10)%	(1.17)%

Portfolio turnover rate	13%		12%	15%	27%	20%	33%

See	footnote summary on page 40.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 39

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Investment Manager.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended September 30, 2023 (unaudited)		Year Ended March 31,
			2023	2022	2021	2020	2019
Net of waivers/reimbursements	1.18	%^	1.15%	1.16%	1.17%	1.17%	1.28%
Before waivers/reimbursements	1.18	%^	1.16%	1.16%	1.18%	1.18%	1.50%

(f)	The expense and net investment income loss ratios do not include earned income or expenses incurred by the Fund through its Underlying Portfolios.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended March 31, 2019, such waiver amounted to .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to consolidated financial statements.

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BOARD OF TRUSTEES

R. Jay Gerken(1), Chair Debra Perry(1) Jeffrey R. Holland(1)	William Kristol(1) Donald K. Peterson(1)

OFFICERS

Alex Chaloff, President Brian Briskin(2) Vice President Vikas Kapoor(2) Vice President Nancy E. Hay Secretary Michael B. Reyes Senior Vice President	Stephen M. Woetzel Treasurer and Chief Financial Officer Phyllis J. Clarke Controller Jennifer Friedland Chief Compliance Officer

Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Distributors

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee and the Governance, Nominating and Compensation Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Investment Manager’s Custom Alternative Solutions Group. Messrs. Briskin and Kapoor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 41

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

AB Multi-Manager Alternative Fund (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of trustees (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Trustees, including the Trustees who are not interested persons of the Fund (the “Independent Trustees”), unanimously approved the continuation of the Advisory Agreement between the Fund and AllianceBernstein L.P. (the “Adviser”) (the “Advisory Agreement”) at a meeting held on October 25-26, 2023.

The following discussion describes the considerations in connection with the Board’s review of the Advisory Agreement.

In connection with the annual review of the continuation of the Advisory Agreement between the Fund and the Adviser, counsel to the Independent Trustees sent a letter to the Adviser dated August 15, 2023, that contained a list of information requested by the Independent Trustees to conduct their annual review. The Board of Trustees, including the Independent Trustees, met by video conference and in person and received and evaluated extensive materials relating to the continuation of the Advisory Agreement from the Adviser. In addition, the Board received materials from the Senior Vice President of the Fund and an independent fee consultant as described below. On September 27, 2023, the Board of Trustees held a video conference meeting to discuss its review of the Advisory Agreement and the materials the Trustees had been provided. At that meeting, the Independent Trustees met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 27, 2023 meeting, the Independent Trustees, through counsel, requested certain additional information by means of an email from their independent counsel dated October 2, 2023, and the Adviser provided certain additional information by means of a memorandum dated October 11, 2023. On October 13, 2023, the Board of Trustees held an executive session via video conference with independent counsel and the Senior Vice President to further discuss the additional materials the Directors had been provided. On October 25-26, 2023, the Board of Trustees held an in person meeting to continue their review of the Advisory Agreement. During this meeting, the Adviser provided further information requested by the Independent Trustees relating to contract renewal, and the Independent Trustees also met separately with counsel to the Independent Trustees as well as the Senior Vice President to review the contract renewal materials provided by

42 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Advisory Agreement for an additional annual term as described below.

In approving the Advisory Agreement, the Board, including the Independent Trustees, considered all information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating advisory agreements and certain other agreements pursuant to which the Adviser or its affiliates provide services to the Fund. The Board also considered other information provided to the Board in connection with the September 27, 2023 and October 25-26, 2023 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Trustees’ business judgment, that it was in the best interests of the Fund to approve the Advisory Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Trustees, compared the fees and expense ratios of the Fund against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Trustees noted that the Fund’s contractual advisory fee was at the median of the peer group and that the Fund’s total expense ratio (excluding interest expense and underlying fund expenses) was below the peer group median in the Strategic Insight report. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Fund’s peer group. In addition, the Board received and considered information from an independent fee consultant regarding the Fund’s fees and expenses as well as its investment performance.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 43

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other collective funds advised by the Adviser. The Board noted the differences between the services provided to the Fund in comparison to those provided to other types of clients, including offshore funds managed by the Adviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Fund compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, the Board concluded that the contractual advisory fee as proposed was reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Trustees, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors or trustees of the Fund and certain other funds advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Trustees. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Trustees from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the funds. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for the Fund and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments.

In addition to the investment advisory services provided to the Fund, the Trustees considered that the Adviser and its affiliates also provide certain administrative services necessary for the operations of the Fund on an “at cost” basis pursuant to a separate Administrative Reimbursement Agreement. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Trustees, received and

44 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

considered information about the Fund’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus the Fund’s benchmark index for the 1-year, 3-year, 5-year and since inception periods ended July 31, 2023, and versus the Fund’s peer group, for the fiscal year ended March 31, 2023 and for each of the prior fiscal years since inception. The Board also received certain updated performance information as of September 30, 2023. In addition, the Trustees considered information showing performance compared to peer groups and the benchmark index for rolling calendar year periods and the year to date. The Trustees also receive detailed comparative performance information for the Fund at each regular Board meeting during the year. The Board noted that in this case the benchmark index is an index of other funds which reflects the fees of such other funds.

The Trustees considered the Adviser’s explanations for performance and measures the Adviser had taken or proposed to take to improve performance. The Trustees noted generally the Adviser’s continued efforts to enhance the services provided to the Fund. The Trustees also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Fund.

Profitability

The Board, including the Independent Trustees, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Trustees included information indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022. The Trustees considered the assessment of an independent consultant that had reviewed the profitability statements for consistency with cost accounting theory and industry standards. The Trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Trustees acknowledged that there are many potentially acceptable allocation methodologies for cost allocation and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to the Fund. The Trustees noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund and that they had focused on profitability before taxes and distribution expenses. The Trustees noted that an affiliate of the Adviser provided distribution services to the Fund at no cost. The amounts recently reimbursed to the Adviser by the Fund were also noted, along with how the reimbursement was accounted for in determining profitability. The Trustees also considered the 2018 reduction of the management fee from 1.50% to

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 45

1.00% and the services and costs associated with the Fund’s Administrative Reimbursement Agreement with the Adviser.

The Trustees reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Trustees, including the Independent Trustees, concluded that the levels of the Adviser’s profits in respect of its management of the Fund were not excessive.

Economies of Scale

The Board, including the Independent Trustees, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees discussed possible ways in which any such economies of scale may be shared with the Fund, including by investment in enhanced services.

The Trustees also considered the Senior Vice President materials which they received in connection with the review of the Advisory Agreement, which included information reflecting changes in asset levels of the Fund and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Fund investors by way of, among other things and as applicable, the 2018 fee reduction for the Fund and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Trustees also noted that they would continue to monitor the Fund’s growth.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Trustees, also took into account so-called “fall-out benefits” to the Adviser. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Trustees recognized that the Adviser’s profitability could be lower without these benefits. The Trustees concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Advisory Agreement for an additional annual term, without change to the Fund’s contractual fee schedule at an annual rate of 1.00% of the Fund’s net assets.

46 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 47

NOTES

48 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

AB MULTI-MANAGER ALTERNATIVE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MMAF-0152-0923

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Multi-Manager Alternative Fund, Inc.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date:	November 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date:	November 24, 2023

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	November 24, 2023